Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,284.55
Total Fee Amount	1,284.55
Total Transaction Valuation	9,301,560.55
Total Offset Amount	0.00
Net Fee	$ 0.00